Vessels and subsidiaries	12 Months Ended
Dec. 31, 2017
Vessels and subsidiaries [Abstract]
Vessels and subsidiaries
Note 6 - Vessels and subsidiaries

The Vessels are owned by companies incorporated in the Marshall Islands or Cayman Islands.  The Vessel Subsidiaries are wholly owned directly by the Company or indirectly through the wholly owned subsidiary DHT Maritime.  The primary activity of each of the Vessel Subsidiaries is the ownership and operation of a Vessel.  In addition, the Company has a vessel chartering subsidiary and two subsidiaries, DHT Management AS (Norway) and DHT Ship Management (Singapore) Pte. Ltd., which perform management services for DHT and its subsidiaries.  The following table sets out the details of the Vessel Subsidiaries included in these consolidated financial statements:

Company	Vessel name	Dwt	Flag State	Year Built
DHT Tiger Limited	DHT Tiger	299,900	Hong Kong	2017
DHT Puma Limited	DHT Puma	299,900	Hong Kong	2016
DHT Panther Limited	DHT Panther	299,900	Hong Kong	2016
DHT Lion Limited	DHT Lion	299,900	Hong Kong	2016
DHT Leopard Limited	DHT Leopard	299,900	Hong Kong	2016
DHT Jaguar Limited	DHT Jaguar	299,900	Hong Kong	2015
DHT Opal Inc	DHT Opal	320,105	IOM	2012
Samco Theta Ltd	DHT Sundarbans	314,240	Hong Kong	2012
Samco Iota Ltd	DHT Taiga	314,240	Hong Kong	2012
DHT Peony Inc	DHT Peony	320,142	IOM	2011
DHT Lotus Inc	DHT Lotus	320,142	IOM	2011
Samco Eta Ltd	DHT Amazon	314,240	RIF	2011
Samco Kappa Ltd	DHT Redwood	314,240	Hong Kong	2011
DHT Edelweiss Inc	DHT Edelweiss	301,021	Hong Kong	2008
Samco Epsilon Ltd	DHT China	317,794	RIF	2007
Samco Delta Ltd	DHT Europe	317,260	RIF	2007
DHT Bauhinia Inc	DHT Bauhinia	301,019	IOM	2007
DHT Hawk Limited	DHT Hawk	298,923	Hong Kong	2007
Samco Gamma Ltd	DHT Scandinavia	317,826	Hong Kong	2006
DHT Falcon Limited	DHT Falcon	298,971	Hong Kong	2006
DHT Lake Inc	DHT Lake	298,564	IOM	2004
DHT Raven Inc	DHT Raven	298,563	IOM	2004
DHT Condor, Inc.	DHT Condor	320,050	Hong Kong	2004
DHT Eagle, Inc.	DHT Eagle *	309,064	Hong Kong	2002
DHT Utah, Inc	DHT Utah *	299,498	IOM	2001
DHT Utik, Inc	DHT Utik *	299,450	IOM	2001
Chris Tanker Corporation	DHT Chris **	309,285	Hong Kong	2001
Ann Tanker Corporation	DHT Ann ***	309,327	Hong Kong	2001
DHT Phoenix, Inc.	DHT Phoenix ****	307,151	Hong Kong	1999
Cathy Tanker Corporation	DHT Cathy	115,000	Marshall Islands	2004
Sophie Tanker Corporation	DHT Sophie	115,000	Marshall Islands	2003

* The DHT Eagle, DHT Utah and DHT Utik were sold to one buyer in November 2017.  The DHT Eagle and DHT Utah were delivered to the buyer during the fourth quarter of 2017 and the DHT Utik was delivered to the buyer in January 2018.
** The DHT Chris was sold and delivered to new owners in January 2017.
*** The DHT Ann was sold and delivered to new owners in May 2017.
**** The DHT Phoenix was sold and delivered to new owners in June 2017.

Vessels and time charter contracts

(Dollars in thousands)	Vessels	Drydock	Time charter contracts	Total

Cost
As of January 1, 2017	1,534,496	27,632	6,600	1,568,729
Additions	366,064	24,406	-	390,471
Transferred from vessels under construction	91,264	1,700	-	92,964
Transferred to asset held for sale	(21,585)	(1,736)	-	(23,321)
Disposals	(203,123)	(15,562)	-	(218,684)
As of December 31, 2017	1,767,117	36,441	6,600	1,810,158

Accumulated depreciation and impairment
As of January 1, 2017	(384,520)	(4,451)	(2,237)	(391,209)
Charge for the period	(84,893)	(10,497)	(978)	(96,367)
Impairment charges	(8,540)	-	-	(8,540)
Transferred to asset held for sale	2,014	556	-	2,570
Disposals	116,873	10,661	-	127,534
As of December 31, 2017	(359,066)	(3,731)	(3,215)	(366,013)

Net book value
As of December 31, 2017	1,408,051	32,710	3,385	1,444,146

Cost
As of January 1, 2016	1,312,363	19,516	9,700	1,341,581
Additions		11,093	-	11,093
Transferred from vessels under construction	376,751	8,500	-	385,251
Transferred to asset held for sale	(62,275)	-	-	(62,275)
Disposals	(92,344)	(11,477)	(3,100)	(106,920)
As of December 31, 2016	1,534,496	27,632	6,600	1,568,729

Accumulated depreciation and impairment
As of January 1, 2016	(343,403)	(7,462)	(4,118)	(354,985)
Charge for the period	(74,385)	(8,465)	(1,219)	(84,069)
Impairment charge	(78,200)	-	-	(78,200)
Transferred to asset held for sale	39,059	-	-	39,059
Disposals	72,409	11,477	3,100	86,985
As of December 31, 2016	(384,520)	(4,451)	(2,237)	(391,209)

Net book value
As of December 31, 2016	1,149,976	23,181	4,363	1,177,521

Vessels under construction
Cost
As of January 1, 2017	43,638	-	-	43,638
Additions	164,085	-	-	164,085
Transferred to vessels	(92,964)	-	-	(92,964)
As of December 31, 2017	114,759	-	-	114,759
Cost
As of January 1, 2016	215,401	-	-	215,401
Additions	219,988	-	-	219,988
Impairment charge	(6,500)	-	-	(6,500)
Transferred to vessels	(385,251)	-	-	(385,251)
As of December 31, 2016	43,638	-	-	43,638

In March 2017, the Company acquired 11 VLCCs, including two newbuildings due for delivery in 2018.

Vessels under construction

As of December 31, 2017, we had four VLCCs under construction.  We had two VLCCs under construction with HHI for a total purchase price of $164.7 million, of which $32.9 million was paid as of that date.  The final payment at delivery of the vessels totaling $115.3 million is due in 2018 and is planned to be funded with debt financing which has been secured with cash at hand.  We had two VLCCs under construction with Daewoo.  The contracts were acquired from BW Group Limited (“BW Group”) in connection with DHT's acquisition of BW Group's VLCCs in March 2017.  The remaining payment at delivery of the vessels totaling $86.8 million which is due in 2018 is planned to be funded with debt financing which has been secured.  The initial pre-delivery installments have been recorded in the statement of financial position as “Advances for vessels under construction” under Non-current assets.  Costs relating to vessels under construction include pre-delivery installments to the shipyard and other vessel costs incurred during the construction period that are directly attributable to construction of the vessels, including borrowing costs incurred during the construction period.  We had one VLCC under construction with HHI as of December 31, 2016, for a purchase price of $97.3 million, of which $48.65 million was paid as of that date.  The final payment at delivery of the vessel totaling $48.65 million was paid in January 2017 and was funded with debt financing.  In 2017, 2016 and 2015 we capitalized $3,576, $615 thousand and $712 thousand, respectively, in borrowing costs related to the vessel under construction.  In addition to installments and borrowing costs, $1,042 thousand is capitalized as other vessel costs related to the construction period.  The amount does not include start-up cost.

Depreciation

We have assumed an estimated useful life of 20 years for our vessels.  Depreciation is calculated taking residual value into consideration.  Each vessel's residual value is equal to the product of its lightweight tonnage and an estimated scrap rate per ton.  Estimated scrap rate used as a basis for depreciation is $300 per ton.  Capitalized drydocking costs are depreciated on a straight-line basis from the completion of a drydocking to the estimated completion of the next drydocking.

Impairment

A vessel's recoverable amount is the higher of the vessel's fair value less cost of disposal and its value in use.  The carrying values of our vessels may not represent their fair market value at any point in time since the market prices of second-hand vessels tend to fluctuate with changes in charter rates and the cost of constructing new vessels.  Historically, both charter rates and vessel values have been cyclical.  The carrying amounts of vessels held and used by us are reviewed for potential impairment or reversal of prior impairment charges whenever events or changes in circumstances indicate that the carrying amount of a particular vessel may not accurately reflect the recoverable amount of a particular vessel.  Each of the Company's vessels have been viewed as a separate Cash Generating Unit (CGU) as the vessels have cash inflows that are largely independent of the cash inflows from other assets and therefore can be subject to a value in use analysis.  In assessing “value in use”, the estimated future cash flows are discounted to their present value.  In developing estimates of future cash flows, we must make significant assumptions about future charter rates, future use of vessels, ship operating expenses, drydocking expenditures, utilization rate, fixed commercial and technical management fees, residual value of vessels, the estimated remaining useful lives of the vessels and the discount rate.  These assumptions are based on current market conditions, historical trends as well as future expectations.  Estimated outflows for ship operating expenses and drydocking expenditures are based on a combination of historical and budgeted costs and are adjusted for assumed inflation.  Utilization, including estimated off-hire time, is based on historical experience.  Although management believes that the assumptions used to evaluate potential impairment are reasonable and appropriate, such assumptions are subjective.

In the fourth quarter of 2017, we adjusted the carrying value of our fleet through a non-cash impairment charge totaling $7.9 million and a reversal of prior impairment totaling $7.4 million.  The impairment test was performed on each individual vessel using an estimated weighted average cost of capital, or “WACC”, of 8.57%.  As DHT operates in a non-taxable environment, the WACC is the same on a before- and after-tax basis.  The rates used for the impairment testing are as follows: (a) the current Freight Forwards Agreements (“FFA”) for the first two years and (b) the 25-year historical average spot earnings as reported by Clarksons Shipping Intelligence thereafter.  The time charter equivalent FFA rates used for the impairment test as of December 31, 2017 for the VLCCs was $15,154 per day for the first year and $21,349 per day for the second year.  Thereafter, the time charter equivalent rate used for the VLCCs was $40,347.  The time charter equivalent FFA rates used for the impairment test as of December 31, 2017 for the Aframaxes was $1,368 per day for the first year and $6,363 per day for the second year.  Thereafter, the time charter equivalent rates used for the Aframaxes was $24,705 per day.  The above rates are reduced by 20% for vessels above the age of 15 years.  Also, reflecting the lower fuel consumption for modern vessels, $4,000 per day has been added through 2025 for VLCCs built 2015 and later and $1,400 per day has been added through 2021 for VLCCs built between 2011 and 2014.  For vessels on charter we assumed the contractual rate for the remaining term of the charter.  If the estimated WACC had been 1% higher, the impairment charge would have been $55.8 million.  If the estimated future net cash flows after the expiry of fixed charter periods had been 10% lower, the impairment charge would have been $104.5 million.  Had we used the one-, five-, and ten-year historical average for the average spot rate from year three for the expected life of the vessels, the impairment charge would have been $166.4 million, $124.8 million and $85.5 million, respectively.  Also, had we used the three-year historical average for the average spot rate from year three for the expected life of the vessels, the reversal of prior impairment charge would have been $17.1 million.

In the first quarter of 2017, we recorded an impairment charge of $7.5 million related to the sale of DHT Ann and DHT Phoenix which was agreed to be sold.  The impairment charge reflected the difference between the carrying value of the vessel and the estimated net sales price.  The vessels were delivered to the buyers in May 2017 and June 2017, respectively.

In the third quarter of 2016, we adjusted the carrying value of our fleet through a non-cash impairment charge totaling $76.6 million due to the decline in values for second-hand tankers.  The impairment test was performed on each individual vessel using an estimated weighted average cost of capital, or “WACC”, of 8.26%.  As DHT operates in a non-taxable environment, the WACC is the same on a before- and after-tax basis.  The rates used for the impairment testing are as follows: (a) the estimated current one-year time charter rate for the first three years and (b) the 10-year historical average one-year time charter rate thereafter with both (a) and (b) reduced by 20% for vessels above the age of 15 years.  The time charter equivalent rates used for the impairment test as of September 30, 2016 for the first three years were $31,000 per day and $16,000 per day (being the current one-year time charter rate estimated by brokers), for VLCC and Aframax, respectively, and reduced by 20% for vessels above the age of 15 years.  Thereafter, the time charter equivalent rates used were $39,409 per day and $22,014 per day (being the 10-year historical average one-year time charter rate), for VLCC and Aframax, respectively and reduced by 20% for vessels above the age of 15 years.  For vessels on charter we assumed the contractual rate for the remaining term of the charter.  If the estimated WACC had been 1% higher, the impairment charge would have been $136,300 thousand.  If the estimated future net cash flows after the expiry of fixed charter periods had been 10% lower, the impairment charge would have been $178,900 thousand.  Also, had we used the one-, three-, five-, and ten-year historical average for the one-year time charter rates for the expected life of the vessels reduced by 20% (those vessels being above the age of 15 years), the impairment charge would have been $7,600 thousand, $70,400 thousand, $200,800 thousand and $20,800 thousand, respectively.

In the first quarter of 2016, we recorded an impairment charge of $8.1 million related to the DHT Target which was agreed to be sold.  The impairment charge reflected the difference between the carrying value of the vessel and the estimated net sales price.  The vessel was delivered to the buyers in May 2016.

In 2015, we did not perform an impairment test because we concluded that there were no indicators of impairment or reversal of prior impairment.  The key factors evaluated included the development in estimated values for our tankers, market conditions (including time charter rates for tankers), our estimated WACC and the carrying amount of our net assets compared to our market capitalization as of December 31, 2015.

Intangible assets

Time charter contracts:

		Carrying amount	Carrying amount
(Dollars in thousands)	Expected useful life	2017	2016
DHT China charter	Finite	3,385	4,363
Total		3,385	4,363

Intangible assets with a finite expected useful life are as a general rule amortized on a straight-line basis over the expected useful life.  The amortization period of the intangible assets are 3.5 years.  Time charter contracts are presented on the same line as vessels in the statement of financial position.

Pledged assets

All of the Company's vessels have been pledged as collateral under the Company's secured credit facilities.

Technical Management Agreements

The Company has entered into agreements with technical managers which are responsible for the technical operation and upkeep of the vessels, including crewing, maintenance, repairs and dry-dockings, maintaining required vetting approvals and relevant inspections, and to ensure DHT's fleet complies with the requirements of classification societies as well as relevant governments, flag states, environmental and other regulations.  Under the ship management agreements, each vessel subsidiary pays the actual cost associated with the technical management and an annual management fee for the relevant vessel.